MANNING & NAPIER FUND, INC.

Blended Asset Conservative Series (Class R6)
Blended Asset Moderate Series (Class R6)
Blended Asset Extended Series (Class R6)
Blended Asset Maximum Series (Class R6)
(together, the “Blended Asset Series”)

Pro-Blend Conservative Term Series
(Class S, I, R, L, W and Z)
Pro-Blend Moderate Term Series
(Class S, I, R, L, W and Z)
Pro-Blend Extended Term Series
(Class S, I, R, L, W and Z)
Pro-Blend Maximum Term Series
(Class S, I, R, L, W and Z)
(together, the “Pro-Blend Series”)

Equity Series (Class S and W)
Overseas Series (Class S, I, W and Z)
Disciplined Value Series (Class S, I, W and Z)
Rainer International Discovery Series
(Class S, I, W and Z)

Core Bond Series (Class S, I, W and Z)
Credit Series (Class W)
Diversified Tax Exempt Series (Class A and W)
High Yield Bond Series (Class S, I, W and Z)
New York Tax Exempt Series
(Class A and W)
Real Estate Series (Class S, I, W and Z)
Unconstrained Bond Series (Class S, I, W and Z)

Supplement dated April 15, 2020 to:

•the Summary Prospectuses of the Pro-Blend Series, Equity Series, Overseas Series, Disciplined Value Series, Rainier International Discovery Series, Core Bond Series, Credit Series, Diversified Tax Exempt Series, High Yield Bond Series, New York Tax Exempt Series, Real Estate Series and Unconstrained Bond Series, each dated March 1, 2020 (each a “Summary Prospectus” and together, the “Summary Prospectuses”); and

•the Prospectuses of each the Blended Asset Series, Pro-Blend Series, Equity Series, Overseas Series, Disciplined Value Series and Rainer International Discovery Series, and the Prospectus of the Core Bond Series, Credit Series, Diversified Tax Exempt Series, High Yield Bond Series, New York Tax Exempt Series, Real Estate Series and Unconstrained Bond Series, each dated March 1, 2020 (each a “Prospectus” and together, the “Prospectuses”)

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and Prospectuses. It should be read in conjunction with the Summary Prospectuses and Prospectuses.

The Summary Prospectuses and Prospectuses are hereby amended and supplemented as follows:

1.In the “Principal Risks” section of each Summary Prospectus and Prospectus, the following disclosure is added to the end of the bulleted list in the “Market risk” disclosure:

•An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.

2.In the “More Information About the Series’ Principal Investment Strategies and Principal Risks” section of the Prospectus, in the table under the sub-heading “More Information About the Series’ Principal Risks,” “Market risk” is hereby added for the Blended Asset Series, Pro-Blend Series, Core Bond Series, Credit Series, Diversified Tax Exempt Series, High Yield Bond Series, New York Tax Exempt Series, Real Estate Series, and Unconstrained Bond Series.

3.In the “More Information About the Series’ Principal Investment Strategies and Principal Risks” section of the Prospectus, under the sub-heading “More Information About the Series’ Principal Risks,” the following disclosure is hereby added after the “Management risk” disclosure:

Market risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. The Series’ net asset value (NAV) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which the Series invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests, which in turn could negatively impact the Series’ performance and cause losses on your investment in the Series. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MN Supp 4.15.20